NeoMedia Technologies, Inc.



                                  Exhibit 10.48


             Collateralized Guaranty Between IBM Credit Corporation
              and NeoMedia Migration, Inc. Dated February 20, 1997

IBM CREDIT CORPORATION                                        Stamford, CT 06904

                            COLLATERALIZED GUARANTY

TO: IBM CREDIT CORPORATION                                  DATE:   2/20, 1997
                                                                  ------------
    2707 W. BUTTERFIELD ROAD
----------------------------
    OAK BROOK, IL 65021
----------------------------

----------------------------


Gentlemen:

     In consideration of credit and financing accommodations granted or to be granted by you to NEOMEDIA TECHNOLOGIES, INC. ("Dealer"), which is in the best interest of the undersigned, and for other good and valuable consideration received, the undersigned jointly and severally guaranties to you, from property held separately, jointly or in community, the prompt and unconditional performance and payment by Dealer of any and all obligations, liabilities, contracts, mortgages, notes, trust receipts, secured transactions, inventory financing and security agreements, and commercial paper on which Dealer is in any manner obligated, heretofore, now, or hereafter owned, contracted or acquired by you ("Liabilities"), whether the Liabilities are individual, joint, several, primary, secondary, direct, contingent or otherwise. The undersigned also agrees to indemnify you and hold you harmless against any losses you may sustain and expenses you may incur, suffer or be liable for as a result of or in any way arising out of, following, or consequential to any transactions with or for the benefit of Dealer.

     If Dealer fails to pay or perform any Liabilities to you when due, all Liabilities to you shall then be deemed to have become immediately due and payable, and the undersigned shall then pay upon demand the full amount of all sums owed to you by Dealer, together with all expenses, including reasonable attorney's fees, which shall be deemed to be not less than fifteen percent of the debt or the amount legally permitted if placed with an attorney for collection.

     The liability of the undersigned is direct and unconditional and shall not be affected by any extension, renewal or other change in the terms of payment of any security agreement or any other agreement between you and Dealer, or any change in the manner, place or terms of payment or performance thereof, or the release, settlement or compromise of or with any party liable for the payment or performance thereof, the release or non-perfection of any security thereunder, any change in Dealer's financial condition, or the interruption of business relations between you and Dealer. This Guaranty shall continue for so long as any sums owing to you by Dealer remain outstanding and unpaid, unless terminated in the manner provided below. The undersigned acknowledges that its obligations hereunder are in addition to and independent of any agreement or transaction between you and Dealer or any other person creating or reserving any lien, encumbrance or security interest in any property of Dealer or any other person as security for any obligation of Dealer. You need not exhaust your rights or recourse against Dealer or any other person or any security you may have at any time before being entitled to payment from the undersigned.

     To secure payment of all of the undersigned's current and future debts and obligations to you, whether under this Guaranty or any other agreement between us, whether direct or contingent, the undersigned does assign, pledge and give to you a security interest in all of the undersigned's invervtory, raw materials, goods in process, finished goods, machines, machinery, furniture, furnishings, fixtures, vehicles, equipment, accounts receivable, book debts, notes, chattel paper, acceptances, rebates, incentive payments, drafts, contracts, contract rights, choses in action, and general intangibles, whether now owned or hereafter acquired, and all attachments, accessions and additions thereto, substitutions, replacements, accessories, and equipment therefor, and all proceeds therefrom (all of the above property is referred to as "the Collateral"). This security interest is also granted to secure the undersigned's debts to all of your affiliates.

     You shall have the right, but not the obligation, from time to time, as you in your sole discretion may determine, and all without any advance notice to the undersigned, to: (a) examine the Collateral; (b) appraise it as security; (c) verity its condition and non-use; (d) verify that all Collateral has been properly accounted for and this Agreement compiled with, and (e) assess, examine, check and make copies of any and all of our books, records and files.

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If the undersigned does not comply with any of the terms of this Agreement, or we fail to fulfill any obligation to you or any of your affiliates under any other agreement between us or between us and any of your affiliates, or the undersigned becomes insolvent or ceases to do business as a going concern, or a bankruptcy, insolvency proceeding, arrangement or reorganization is filed by or against the undersigned, or any of the undersigned's property is attached or seized, or a receiver is appointed for the undersigned, or the undersigned commits any act which impairs the prospect of full performance or satisfaction of the undersigned's obligations to you, or the undersigned shall lose any franchise, permission, license or right to conduct its business, or the undersigned misrepresents its financial condition or organizational structure, or whenever you deem the debt or Collateral to be insecure:

         a) You may call all or any part of the amount the undersigned or Dealer owes you or your affiliates due and payable immediately, if permitted by applicable law, together with court costs and all costs and expenses of your repossession and collection activity, Including, but not limited to attorney's fees of fifteen percent of the total indebtedness or the amount legally permitted (whichever is greater).

         b) The undersigned will hold and keep the Collateral in trust, in good order and repair, for your benefit and shall not exhibit or sell them.

         c) Upon your demand, the undersigned will immediately deliver the Collateral to you, in good order and repair, at a place reasonably convenient to you, together with all related documents; or you may, in your sole discretion and without demand, take immediate possession of the Collateral, together with all related documents.

         d) The undersigned waives and releases: (i) any and all claims and causes of action which the undersigned may now or ever have against you as a result of any possession, repossession, collection or sale by you of any of the Collateral, notwithstanding the effect of such possession, repossession, collection or sale upon the undersigned's business; (ii) all rights of redemption from any such sale; and (iii) the benefit of all valuation, appraisal and exemption laws. If you seek to take possession of any of the Collateral by replevin or other court process, the undersigned irrevocably waives any notice, bonds, surety and security relating thereto required by any statute, court rule or otherwise as an incident to such possession and any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof.

         e) The undersigned appoints you or any person you may delegate as its duly authorized Attorney-in-Fact (without notifying us) to do, in your sole discretion, any of the following: (i) sell, assign, transfer, negotiate or pledge any and all accounts, chattel paper, or contract rights; (ii) endorse the undersigned's name on any and all notes, checks, drafts, or other forms of exchange received as payment on any accounts, chattel paper and contract rights, for deposit in your account; (iii) grant any extension, rebate or renewal on any and all accounts, chattel paper or contract rights, or enter into any settlement thereof; (iv) demand, collect and receive any and all amounts due on accounts, chattel paper and contract rights; and (v) exercise any and all rights we have in the Collateral.

         f) In the event the undersigned brings any action or assess any claim against you which arises out of this Agreement, any other agreement or any of our business dealings, in which the undersigned does not prevail, the undersigned agrees to pay you all court costs and all costs and expenses of your defense of such action of claim including, but not limited to, attorney's fees of fifteen percent of the total indebtedness or the amount legally permitted (whichever is greater).

     You may also declare a default under this Agreement and exercise any and all rights and remedies available herein, if, in your sole discretion, you determine that the Collateral has decreased in value, and we have been unable to either: (a) provide you with additional collateral in a form and substance satisfactory to you; or (b) reduce the total Indebtedness of Dealer by an amount sufficient to you.

     You have and will always possess all the rights and remedies of a secured party under law, and your rights and remedies are and will always be cumulative. The undersigned acknowledges and agrees that the Collateral is the subject of widely distributed standard price quotations and is customarily sold in a recognized market. We agree that a private sale by you of any of the Collateral to a dealer in those types of Collateral is a commercially reasonable sale. Further, we agree that your delivery of any of the Collateral to a distributor or manufacturer, with a request that it repurchase Collateral, as provided in any repurchase agreement with you, is a commercially reasonable disposition or sale.

     The undersigned promises that (a) the Collateral is and shall remain free from all claims and liens except yours; (b) the undersigned shall defend the Collateral against all other Claims and demands; and (c) the undersigned will notify you before it signs, or authorizes the signing of any financing statement regardless of its coverage. Where permitted by law, you may perfect your security interest in the Collateral by filing a financing statement signed only by you. The undersigned will execute any and all documents you may request to confirm or perfect your title or security interest in the Collateral.

     Our principal place of business is located at:

     2201 SECOND ST., STE. 600     FT. MYERS       FL     33901
------------------------------------------------------------------
     (Number and Street)           (City, County, State, Zip Code)

and we represent that our business is conducted as a [ ] SOLE PROPRIETORSHIP,
[ ] PARTNERSHIP, [ ] JOINT VENTURE, [X] CORPORATION, [ ] COOPERATIVE (check applicable term). The undersigned agrees to notify you immediately of any change in identity, name, form of ownership or management, and of any change in its principal place of business, or any additions or discontinuances of other business locations.

    The Collateral shall be kept at the undersigned's principal place of business and at the following addresses:

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until all sums owed you are paid in full. The undersigned will immediately notity you if the Collateral is kept at any other address. This paragraph is for your informational purposes only, and is not in any way or manner intended to limit the extent of your security interest in the Collateral.

    The undersigned and its predecessors have done and do business only under the following names;

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     The undersigned will pay all taxes, license fees, assessments and charges on the Collateral when due. The undersigned will be responsible for any loss of Collateral for any reason whatsoever. The undersigned will keep the Collateral insured for its full insurable value against loss or damage by fire, wind, theft and for combined additional coverage, including vandalism and malicious mischief, and for other risks as you may require. The undersigned will obtain insurance under such terms and in amounts as you may specify, from time to time, in companies acceptable to you, with a loss-payee or mortgagee clause payable to you to the extent of any loss to the Collateral and containing a waiver of all defenses against the undersigned that is acceptable to you. The undersigned further agrees to provide you with written evidence of the required insurance coverage and loss-payee or mortgagee clause. The undersigned assigns to you all sums not in excess of the unpaid debt owed you, and directs any insurance company to make payment directly to you to be applied to the unpaid debt owed you. The undersigned further grants you an irrevocable power of attorney to endorse any draft and sign and file all of the necessary papers, forms and documents to initiate and settle any and all claims with respect to the Collateral. If the undersigned fails to pay any of the above-referenced costs, charges or any insurance premiums, or if it fails to insure the Collateral, you may pay such costs, charges or any insurance premiums, and the amounts paid shall be considered an additional debt owed by the undersigned to you. The undersigned will promptly notify you of any loss, theft or destruction of or damage to any of the Collateral.

     The undersigned will not rent, lease, lend, demonstrate, pledge, create a security interest in, transfer or secrete any of the Collateral, or use the Collateral for any purpose other than exhibition, without your prior written consent.

     This Guaranty is assignable, shall be construed liberally in your favor, and shall inure to the benefit of and bind your and our respective successors, personal representatives and assigns, and also benefit any of your existing or future affiliates that may extend credit to Dealer.

     If Dealer hereafter is incorporated, acquired by a corporation, dissolved, or otherwise undergoes any change in its management, ownership, identity, or organizational structure, this Guaranty shall continue to extend to any Liabilities of the Dealer or such resulting corporation, dissolved corporation, or new or changed legal entity, or identity to you.

     The undersigned waives: notice of the acceptance of this Guaranty, and of presentment, demand and protest; notices of nonpayment, nonperformance, any right of contribution from other guarantors, and dishonor; notices of amount of indebtedness of Dealer outstanding at any time; notices of the number and amount of advances made by you to Dealer in reliance on this Guaranty; notices of any legal proceedings against Dealer; notice and hearing as to any prejudgment remedies; and any other demands and notices required by law. The undersigned further waives all rights of set-off and all counterclaims against you or Dealer. The undersigned also waives any and all rights in and notices or demands relating to any collateral now or hereafter securing any of the Liabilities, including, but not limited to, all rights, notices or demands relating, whether directly or indirectly, to the sale or other disposition of any or all of such collateral or the manner of such sale or other disposition. All waivers by the undersigned herein shall survive any termination or revocation of this Guaranty.

     The undersigned authorizes you to sell at public or private sale or otherwise realize upon the collateral now or hereafter securing any of the Liabilities, in such manner and upon such terms and conditions as you deem best, all without advertisement or notice to Dealer, the undersigned, or any third parties. The undersigned further authorizes you to deal with the proceeds of such collateral as provided in your agreement with Dealer, without prejudice to your claim for any deficiency and free from any right or redemption on the part of Dealer, the undersigned or any third parties, which right or redemption is hereby waived together with every formality prescribed by custom or by law in relation to any such sale or other realization.

     The undersigned further agrees that all of its right, title and interest in, to and under any loans, notes, debts, and all other liabilities and obligations whatsoever owed by Dealer to the undersigned, whether heretofore or hereafter created or incurred and for whatever amount, and all security therefor, shall be now and hereafter at all times fully subordinated to all Liabilities. The undersigned will not ask, demand or sue for, or take or receive payment of, all or any part of such loans, notes, debts or any other liabilities or obligations whatsoever or any security therefor, until and unless all of the Liabilites are paid, performed and fully satisfied.

     The undersigned has made an independent investigation of the financial condition of Dealer and gives this Guaranty based on that investigation and not upon any representations made by you. The undersigned acknowledges that it has access to current and future Dealer financial information which will enable the undersigned to continuously remain informed of Dealer's financial condition. The undersigned also consents to and agrees that the obligations under this Guaranty shall not be affected by your subsequent increases or decreases in the credit line that you may grant to Dealer; substitutions, exchanges or releases of all or any part of the collateral now or hereafter securing any of the Liabilliles; sales or other dispositions of any or all of the collateral now or hereafter securing any of the Liabilities without demands, advertisement or notice of the time or place of the sales or other dispositions; realizing on the collateral to the extent you, in your sole discretion, deem proper; or purchases of all or any part of the collateral for your own account.

     This Guaranty and any and all obligations, liabilities, terms and provisions herein shall survive any and all bankruptcy or insolvency proceedings, actions and/or claims brought by or against Dealer, whether such proceedings, actions and/or claims are federal and/or state.

     This Guaranty is submitted by the undersigned to you (for your acceptance or rejection thereof) at your above specified office, as an offer by the undersigned to guaranty the credit and financial accommodations provided by you to Dealer. If accepted, this Guaranty shall be deemed to have been made at your above-specified office. This Guaranty and all obligations pursuant thereto, shall be governed and controlled as to interpretation, enforcement, validity, construction, effect and, in all other respects by the laws of the state at your above-specified office. The undersigned, to induce you to accept this Guaranty, agrees that all actions or proceedings arising directly or indirectly in connection with, out of, related to or from this Guaranty may be litigated, at your sole discretion and election, in courts within the state of your above-specified office. The undersigned consents and submits to the jurisdiction of any local, state or federal court located within that state. The undersigned waives any right to transfer or change the venue of any litigation brought against the undersigned by you in accordance with this paragraph.

     Any delay by you, or your successors, affiliates or assigns in exercising any or all rights granted you under this Guaranty shall not operate as a waiver of those rights. Furthermore, any failure by you, your successors, affiliates or assigns, to exercise any or all rights granted you under this Guaranty shall not operate as a waiver of your right to exercise any or all of them later.

     This document contains the full agreement of the parties concerning the guaranty of Dealer's Liabilities and can be varied only by a document signed by all of the parties hereto. The undersigned may terminate this Guaranty by notice to you in writing, the termination to be effective sixty (60) days after receipt and acknowledgment thereof by you, but the termination shall in no manner terminate the undersigned's guaranty of Liabilities arising prior to the effective date of termination. If executed by more than one party "undersigned" shall be deemed to refer to all thereof and the obligations of all thereof hereunder shall be joint and several.

     We agree that any action, suit or proceeding, relating directly or indirectly to this Guaranty, or the relationship between you and us, will be tried in a court of competent jurisdiction by a judge without a jury. Thus, we hereby waive any right to a jury trial in any such action, suit or proceeding.


                                          NEOMEDIA MIGRATION, INC.
                                          -----------------------------------
                                             Name of Corporate Guarantor

WITNESS

/s/ DAVID C. HALL                         By:  /s/ CHARLES T JENSEN
-----------------------------------         ---------------------------------
Print Name: /s/ DAVID CARLETON HALL       Print Name: /s/ CHARLES T JENSEN
           ------------------------                --------------------------
Address:    2201 SECOND ST.               Title:  CFO & VP
         --------------------------              ----------------------------
            FT. MYERS, FL 33901           Guarantor's Address: 2201 SECOND ST
-----------------------------------                            --------------
                                           FT MYERS, FL 33901
-----------------------------------       -----------------------------------

                                          -----------------------------------

SEAL                                      ATTEST:

                                          /s/ WILLIAM E. FRITZ
                                          -----------------------------------
                                                    Secretary

                                          Print Name: /s/ WILLIAM E. FRITZ
STATE OF      ILLINOIS            )                   -----------------------
          ------------------------
                                  )SS
COUNTY OF     COOK                )
          ------------------------

On this 20TH day of FEBRUARY, 1997 the above individuals personally appeared before me, and who, being duly sworn, each stated that the foregoing Guarantor was executed in each of their representative capacities as represented above for the Guarantor.

                                          /s/ BEVERLY SOPCAK
                                          -----------------------------------
                                                    Notary Public
My Commission Expires:   2/22/98
                       -----------

                             SECRETARY'S CERTIFICATE

     I hereby certify that I am the secretary of the following named corporation and that execution of the above Guaranty was ratified, approved and confirmed by the Shareholders at a meeting, if necessary, and pursuant to a resolution of the Board of Directors of the corporation at a meeting of the Board of Directors duly called, and which is currently in effect, which resolution was duly presented, seconded and adopted and reads as follows:

     "BE IT RESOLVED that any officer of this corporation is hereby authorized to execute a guaranty of the obligations of NEOMEDIA TECHNOLOGIES, INC. ("Dealer") to IBM Credit Corporation on behalf of the corporation, which instrument may contain such terms as any officer may see fit including, but not limited to a grant of a security interest in all assets of this corporation to secure this corporation's liabilities and obligations to IBM Credit Corporaton; a waiver of notice of the acceptance of this guaranty; presentment; demand; protest; notices of nonpayment, nonperformance, dishonor, the amount of indebtedness of Dealer outstanding at any time, any legal proceedings against Dealer, and any other demands and notices required by law; any right of contribution from other guarantors; and all set-offs and counterclaims."

     IN WITNESS WHEREOF and as Secretary of the named corporation I have hereunto set my hand and affixed the corporate seal on this 20TH day of FEBRUARY, 1997.

                                          /s/ WILLIAM E. FRITZ
                                          -----------------------------------
                                                   Secretary

                                          NEOMEDIA MIGRATION, INC.
                                          -----------------------------------
                                                Corporate Guarantor

CORPORATE SEAL



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